Exhibit 99.2 The Mosaic Company Focused on Execution November 2012

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks;
changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams or possible efforts to reduce the flow of excess nutrients into the
Gulf of Mexico; further developments in judicial or administrative proceedings; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United
States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
Safe Harbor

Limited arable land
Mosaic’s Role in Feeding the World
Population
Growth
Need to
Improve
Yield
Long-Term
Sustainability
Optimum use of crop nutrients is essential
to growing the food the world needs today
and tomorrow
Crop nutrients directly account for 40 to 60
percent of crop yields
World population will reach 9 billion people
by 2050*
* Source: IHS Global Insight

Near-term Outlook

Current Market Conditions
Critically low grain & oilseed
stocks-to-use
Near record affordability of
crop nutrients
Strong North America fall
application
Channel risk aversion
Low river levels
Delayed India and
China contracts
Impact to Mosaic:
Unchanged 2013 forecast for record global shipments of
both phosphate and potash
Near term pressure on results

Strong Fundamentals
Near-term Challenges

Segment Category
Old Guidance –
Fiscal 2013
New Guidance –
Fiscal 2013
Potash
Q2 Sales volume
Q2 MOP selling price
Q2 Operating rate
1.6 - 1.9 million tonnes
$420- $450 per tonne
Above 70 percent
1.3 - 1.4 million tonnes
$435 - $450 per tonne
Above 70 percent
Phosphates
Q2 Sales volume
Q2 DAP selling price
Q2 Operating rate
3.0-3.4 million tonnes
$520- $550 per tonne
Above 80 percent
2.9- 3.1 million tonnes
$535- $550 per tonne
Above 80 percent
Consolidated Effective Tax Rate
Upper 20 percent
range
Mid-teens, including
discrete tax benefit
Financial Guidance Summary
Capital Expenditures, Canadian Resource Taxes & Royalties and
SG&A guidance has not been changed

Mosaic’s Strategic Priorities

Focused on Phosphate & Potash
Mosaic is in great position to be the world’s leading
crop nutrition company
Agriculture
• Attractive sector
Crop
Nutrition
• Best business
within agriculture
Phosphate
& Potash
• Most compelling
nutrients

Our Strategic Priorities People Growth Market Access Innovation Total Shareholder Return 9

People The foundation of our success Invest in talent and development Align incentives with TSR 10

Growth 11 Increase Cash Flow Grow volumes Expand Product Margins

Market Access Expand reach and impact Lower distribution costs Minimize working capital 12

Industry leading innovation in: Drive margin improvement Innovation 13 • Product • Process • Sustainability

Our Strategic Priorities People Growth Market Access Innovation Total Shareholder Return 14

Financial Policy Key Component of TSR
Dividend Growth
Net Cash
*see Net Cash reconciliation on slide 18

-$2.4
billion
5/31/06
$1.3
billion
5/31/09
$2.8
billion
5/31/12
$0.20
December
2011
$0.50
February
2012
$1.00
July 2012

16 Strategic Priority: Shareholder Value Our TSR goal: Top 3 among 10 global crop nutrient peers Execute our strategy Deliver strong value Return capital to shareholders

Net Cash Reconciliation
Net Cash
May 31,
(in millions)
2006 2009 2012
Cash and cash equivalents $        173.3 $     2,703.2 $     3,811.0
Less: Short-term debt 152.8 92.7 42.5
Current maturities of long-term debt 69.3 43.3 0.5
Long-term debt, less current maturities 2,384.6 1,256.1 1,010.0
Long-term debt due to Cargill, Inc. and affiliates 3.5 0.4 -
Net Cash $   (2,436.9) $     1,310.7 $     2,758.0